EXHIBIT 99.1

CLEVELAND-CLIFFS TO ACQUIRE AK STEEL

Combines complementary businesses across mining, pelletizing and innovative manufacturing to create vertically integrated producer of value-added iron ore and steel products

Compelling financial profile with strong balance sheet, expected earnings accretion, and strong free cash flow generation to execute on long-term growth opportunities

Combination creates significant value for shareholders through realization of
$120 million in annual cost synergies

CLEVELAND & WEST CHESTER, OH - DECEMBER 3, 2019 - Cleveland-Cliffs Inc. (NYSE: CLF) and AK Steel Holding Corporation (NYSE: AKS) are pleased to announce that they have entered into a definitive merger agreement pursuant to which Cliffs will acquire all of the issued and outstanding shares of AK Steel common stock. Lourenco Goncalves, Chairman of the Board, President and CEO of Cliffs, will lead the expanded organization.
Under the terms of the merger agreement, AK Steel shareholders will receive 0.40 shares of Cliffs common stock for each outstanding share of AK Steel common stock they own. Upon completion of the transaction, Cliffs shareholders will own approximately 68% and AK Steel shareholders will own approximately 32% of the combined company, respectively, on a fully diluted basis.
The fixed exchange ratio implies a consideration of $3.36 per share of AK Steel common stock and represents a premium of 16% based on the closing share prices of Cliffs and AK Steel common shares, respectively, as of December 2, 2019, and a premium of 27% based on the 30 day volume weighted average price of AK Steel common shares. The transaction implies an aggregate consideration to AK Steel shareholders of approximately $1.1 billion on a fully diluted basis, a total enterprise value of approximately $3.0 billion for AK Steel and an acquisition multiple of 5.6x LTM Adjusted EBITDA.
The transaction will combine Cliffs, North America’s largest producer of iron ore pellets, with AK Steel, a leading producer of innovative flat-rolled carbon, stainless and electrical steel products, to create a vertically integrated producer of value-added iron ore and steel products. The combined company will be ideally positioned to provide high-value iron ore and steel solutions to customers primarily across North America.
Mr. Goncalves stated: “We are excited to be able to deliver real value to the shareholders of both Cliffs and AK Steel through a value enhancing and leverage-neutral transaction. By combining the best-in-class quality of AK Steel’s assets and its enviable product mix with Cliffs’ debt profile and proven management team, we are creating a premier North American company, self-sufficient in iron ore pellets and geared toward high value-added steel products.”
He continued, “The pro forma Cliffs will be a vertically integrated steel company that is expected to drive improved profitability for existing Cliffs and AK Steel shareholders and is well-positioned to serve both the blast furnace and electric arc furnace segments. In addition, Cliffs’ existing strong balance sheet and self-sufficiency in pellets for the combined company provide flexibility to pursue additional growth opportunities, including the potential future utilization of the blast furnace in Ashland to produce merchant pig iron, an opportunity neither company could pursue on a standalone basis.”
Mr. Goncalves concluded, “For Cliffs, we expect to realize immediate growth and a long-desired objective of a more diverse customer base, as well as more predictable cash flow generation due to the contracted nature of AK Steel’s sales of high-end automotive steel. Our track record of providing high-grade iron ore combined with AK Steel’s recognized ability to produce the highest quality steel grades, creates a highly complementary and compelling business model. We look forward to welcoming the AK Steel team into our organization and creating a unique company focused on executing value-enhancing opportunities for all of our stakeholders.”
Roger K. Newport, CEO of AK Steel, added, “We believe this transaction is a compelling opportunity for AK Steel shareholders to participate in the substantial upside potential of what will be a premier vertically integrated producer of value-added iron ore and steel products with significant scale and diversification. Our shareholders will benefit from exposure to a larger, more diversified company that is better positioned to capitalize on growth opportunities. The combination of Cliffs’ iron ore pellet capabilities and our innovative, high-quality steel product development and production is strategically compelling. Together, we expect to be able to take advantage of growth opportunities faster and more fully than either company could on its own. With AK Steel’s 120-year heritage, which began in Ohio, and expertise in steelmaking, AK Steel and Cliffs make an excellent combination, which we expect will facilitate a smooth integration process.”
Key Strategic & Financial Benefits

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Brings together complementary businesses to create company with full suite of value-added products: The combination will create significant opportunities to generate additional value from market trends across the entire steel value chain and enable more consistent, predictable performance through market cycles. The integrated supply chain provides AK Steel self-sufficiency in iron ore supply. Together, Cliffs and AK Steel will have a presence across the entire manufacturing process, from mining to pelletizing to the development and production of finished high value steel products, including Next Generation Advanced High Strength Steels for automotive and other markets.

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Solidifies demand for Cliffs’ pellet offtake, with potential for growth into merchant pig iron: The combined company will ensure pellet volume commitments to AK Steel’s blast furnaces along with Cliffs’ Toledo hot briquetted iron facility, to complement its existing long-term minimum volume pellet offtake agreements with other key integrated steel producers. Further, the potential startup of pig iron manufacturing at AK Steel’s facility in Ashland, Kentucky would create future opportunities for pellet demand and more metallics products without significant additional capital expenditures.

•
Accretion through significant annual synergies: The transaction offers significant potential for operational synergies, which will contribute to long-term value creation for investors. The combination is expected to generate approximately $120 million of annual cost synergies to be fully realized within the first 12 months after closing, primarily from consolidating corporate functions, reducing duplicative overhead costs, and procurement and energy cost savings, as well as operational and supply chain efficiencies.

•
Stronger company with compelling pro forma financial metrics: The combined company is expected to benefit from a larger and more diversified base of customers, with less overall emphasis on commodity-linked contracts. For the last twelve months, the pro forma combined company has generated net revenue of $8.2 billion[1], Adjusted EBITDA of $1.3 billion[2] and unlevered free cash flow of $923 million[2,3]. The transaction will also be leverage-neutral with pro forma Total Debt to Adjusted EBITDA of 3.5x.

Additional Transaction Details & Governance
Following completion of the transaction, with Mr. Goncalves leading the expanded organization, Mr. Newport will retire as CEO and a Director of AK Steel. Three existing members of AK Steel’s Board of Directors will join the Cliffs Board, and two existing Cliffs Board members will step down, bringing the Cliffs Board to 12 members in total. AK Steel will become a direct, wholly-owned subsidiary of Cliffs and will retain its branding and corporate identity. Cliffs will continue to be listed on the NYSE with its headquarters in Cleveland, while maintaining a significant presence at AK Steel’s current offices in West Chester, Ohio along with its Research and Innovation Center in Middletown, Ohio.
The transaction is expected to close in the first half of 2020, subject to approval by the shareholders of both companies, receipt of regulatory approvals and satisfaction of other customary closing conditions.
Cliffs has obtained an approximately $2 billion financing commitment from Credit Suisse in connection with a new Asset Backed Loan and the refinancing of AK Steel’s 2023 senior secured notes.

1 Pro forma LTM numbers exclude intercompany sales, which are calculated based on 25% of revenue, per Cleveland-Cliffs and AK Steel’s 2018 10-Ks.
2 Pro forma numbers include $120 million in anticipated synergies and utilizes each companies’ respective methodologies of calculating Adj. EBITDA.
3 Defined as Adj. EBITDA - Capex. Excludes HBI-related 9/30/2019 LTM capex of $415m, per Cliffs’ filings.

Advisors and Counsel
Moelis & Company LLC and Credit Suisse are acting as financial advisors to Cliffs and Jones Day is serving as legal counsel. Goldman Sachs & Co. LLC is acting as financial advisor to AK Steel and Weil, Gotshal & Manges LLP is serving as legal counsel.
Board of Directors’ Recommendation
The transaction has been unanimously approved by both companies’ Boards, and both Boards recommend that their respective shareholders vote in favor of the transaction.
Joint Conference Call & Webcast Information
Cleveland-Cliffs and AK Steel will conduct a live conference call and webcast on December 3, 2019 at 8:30 a.m. Eastern Time. The call will be broadcast live and archived on Cliffs' website at www.clevelandcliffs.com and on AK Steel’s website at www.aksteel.com. Presentation slides will also be available on the webcast link and on both companies’ Investor Relations pages on their websites, as well as through the joint transaction website at www.clevelandcliffsaksteel.acquisitionannouncement.com.
About Cleveland-Cliffs
Founded in 1847, Cleveland-Cliffs is the largest and oldest independent iron ore mining company in the United States. The company is a major supplier of iron ore pellets to the North American steel industry from its mines and pellet plants located in Michigan and Minnesota. By 2020, Cleveland-Cliffs expects to be the sole producer of hot briquetted iron (HBI) in the Great Lakes region with the development of its first production plant in Toledo, Ohio. Driven by the core values of safety, social, environmental and capital stewardship, Cleveland-Cliffs’ employees endeavor to provide all stakeholders with operating and financial transparency. For more information, visit http://www.clevelandcliffs.com.
About AK Steel
AK Steel is a leading producer of flat-rolled carbon, stainless and electrical steel products, primarily for the automotive, infrastructure and manufacturing, including electrical power, and distributors and converters markets.  Through its subsidiaries, the company also provides customer solutions with carbon and stainless steel tubing products, hot- and cold-stamped components, and die design and tooling.  Headquartered in West Chester, Ohio (Greater Cincinnati), the company has approximately 9,500 employees at manufacturing operations in the United States, Canada and Mexico, and facilities in Western Europe. Additional information about AK Steel is available at www.aksteel.com.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements reflect AKS’s and CLF’s current beliefs and judgments and are not guarantees of future results or outcomes. Forward-looking statements are based on assumptions and estimates that are inherently affected by economic, competitive, regulatory, and operational risks and uncertainties and contingencies that may be beyond AKS’s or CLF’s control. They are also subject to inherent risks and uncertainties that could cause actual results or performance to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) the completion of the proposed transaction on the anticipated terms and timing or at all, including obtaining shareholder and regulatory approvals and anticipated tax treatment, (ii) potential unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, economic performance, indebtedness, financial condition, losses and future prospects, (iii) the ability of CLF to integrate its and AKS’s businesses successfully and to achieve anticipated synergies, (iv) business and management strategies for the management, expansion and growth of the combined company’s operations following the consummation of the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against AKS, CLF or their respective directors, (vi) the risk that disruptions from the proposed transaction will harm AKS’ or CLF’s business, including current plans and operations, (vii) the ability of AKS or CLF to retain and hire key personnel, (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction, (ix) uncertainty as to the long-term value of CLF’s common stock, (x) continued availability of capital and financing and rating agency actions, (xi) legislative, regulatory and economic developments and (xii) unpredictability and severity of catastrophic events, including acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other factors that may present significant additional obstacles to the realization of forward looking statements or which could have a material adverse effect on AKS’ or CLF’s respective consolidated financial condition, results of operations, credit rating or liquidity are contained in AKS’s and CLF’s respective periodic reports filed with the SEC, including the AKS 10-K and CLF 10-K. Neither AKS nor CLF assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by applicable law.
IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT
In connection with the proposed transaction involving AK Steel Holding Corporation (“AKS”) and Cleveland-Cliffs Inc. (“CLF”), CLF will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of AKS and CLF, which also constitutes a prospectus of CLF. AKS and CLF may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that AKS or CLF may file with the SEC. The definitive joint proxy statement/prospectus will be sent to the shareholders of AKS and the shareholders of CLF. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by AKS or CLF through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by AKS will also be available free of charge on the AKS website at www.aksteel.com or by contacting AKS’s investor relations department at the below. Documents filed with the SEC by CLF will also be available free of charge on CLF’s website at clevelandcliffs.com or by contacting CLF’s investor relations department at the below:

AK Steel	Cleveland-Cliffs
513-425-5215	216-694-5700
PARTICIPANTS IN THE SOLICITATION
AKS, CLF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AKS’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in AKS’ Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 15, 2019 (the “AKS 10-K”), and its proxy statement filed with the SEC on April 10, 2019. Information regarding CLF’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is set forth in CLF’s Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 8, 2019 (the “CLF 10-K”), and its proxy statement filed with the SEC on March 12, 2019. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Free copies of these documents may be obtained from the sources indicated above.
NO OFFER OR SOLICITATION
This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Cleveland-Cliffs
Investor Relations:
Paul Finan
Director, Investor Relations
(216)-694-6544

Media:
Patricia Persico
Director, Corporate Communications
(216) 650-0168

AK Steel
Investor Relations:
Douglas O. Mitterholzer
General Manager, Investor Relations
(513) 425-5215

Media:
Lisa H. Jester
Corporate Manager, Communications and Public Relations
(513) 425-2510